UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INVESTORS CAPITAL HOLDINGS, LTD. (Name of Registrant as Specified In Its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Notice of Rescheduled 2008 Annual Meeting and Proxy Statement

August 1, 2008

Dear Stockholder:

     You are cordially invited to attend the RESCHEDULED Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Wednesday, August 20, 2008, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts. We apologize for any inconvenience that the rescheduling of the Meeting from its original August 12, 2008 date may cause you. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     A revised Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages. PLEASE READ THE REVISED PROXY STATEMENT CAREFULLY AS IT CONTAINS INFORMATION ADDITIONAL TO THE INFORMATION PROVIDED IN THE ORIGINAL VERSION PREVIOUSLY SENT TO YOU.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. If you have already duly submitted a Company-supplied proxy card for the Annual Meeting, it will be honored unless duly revoked by you prior to or at the Meeting. Included in this mailing is a substitute proxy card that you may complete, sign, date and timely mail to revoke, override and replace any such previously submitted proxy. If you have not yet submitted any proxy card for the Annual Meeting, you are requested to complete, sign, date, and mail the enclosed substitute proxy card at your earliest convenience.

     On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

Theodore E. Charles Chairman of the Board and Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD. 230 Broadway East Lynnfield, Massachusetts 01940

NOTICE OF RESCHEDULED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, AUGUST 20, 2008

August 1, 2008

To the Stockholders:

     NOTICE IS HEREBY GIVEN, that the rescheduled Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time on Wednesday, August 20, 2008 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

*	To elect five directors, each to serve for a term of one year or until their successors are elected and qualified;

*	To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2009; and

*	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of common stock of record as of the close of business on June 30, 2008 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

     Stockholders are cordially invited to attend the rescheduled Meeting, which had originally been scheduled for August 12, 2008. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting. If you have already duly submitted a Company-supplied proxy for the Annual Meeting, it will be honored unless duly revoked by you prior to or at the Meeting. Included in this mailing is a substitute proxy card that you may complete, sign, date and timely mail to revoke, override and replace any such previously submitted proxy. If you have not yet submitted any proxy card for the annual meeting, and do not expect to attend the Meeting but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed substitute proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

Steven C. Preskenis, Esq. Secretary

REVISED PROXY STATEMENT

     This Revised Proxy Statement and the accompanying substitute Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Corporation, Ltd., a Delaware corporation (the "Company"), of proxies to be voted at the rescheduled Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, August 20, 2008 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The meeting had originally been scheduled for August 12, 2008. PLEASE READ THIS REVISED PROXY STATEMENT CAREFULLY AS IT CONTAINS INFORMATION ADDITIONAL TO THE INFORMATION PROVIDED IN THE VERSION PREVIOUSLY SENT TO STOCKHOLDERS.

     Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on June 30, 2008 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of the Record Date, there were 6,535,248 shares of common stock outstanding.

Voting and Proxy Procedures

     Each stockholder is entitled to cast one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action.

     If you have already duly submitted a Company-supplied proxy card for the annual meeting, it will be honored unless duly revoked by you prior to or at the Meeting. Included in this mailing is a substitute proxy card that you may complete, sign, date and timely mail to revoke, override and replace any such previously submitted proxy. When non-revoked originally supplied proxies, or substitute proxies in the enclosed form, are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder’s shares will be voted FOR each of the nominees for director, and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Revised Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

     Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing a proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

     This Revised Proxy Statement and the accompanying substitute Proxy Card are first being mailed to stockholders on or about August 6, 2008. Selected information that was included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 (which Annual Report has been previously furnished to you) is set forth in Appendix A attached to and forming a part of this Proxy Statement.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies, for which a fee will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 1. ELECTION OF DIRECTORS

     5 directors are to be elected at the Meeting to hold office until the next annual stockholders meeting or until their successors have been duly elected and qualified. It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the following 5 persons as directors of the Company, unless authority to do so is withheld: William J. Atherton, Theodore E. Charles, Timothy B. Murphy, Robert Martin and Arthur Stickney. The nominees, all of whom currently are directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting. In the event that any of these nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

     Pursuant to the Bylaws of the Company, the number of Directors is currently set at 5, and may be adjusted from time to time by vote of the Board of Directors. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Director and Nominee Backgrounds

     Information as of June 19, 2008 concerning each director and Board nominee for election as a director is presented in Appendix A under the heading “Directors, Executive Officers and Corporate Governance – “Directors and Executive Officers”, including, without limitation, name, age, period of service as director, business experience and directorships in certain other companies.

Director Meetings and Attendance

     During fiscal year ended March 31, 2008, (hereinafter referred to as “fiscal 2008”) the Board held 5 meetings. During fiscal 2008, Arthur Stickney attended fewer than 75% of the aggregate total number of meetings of the Board and committees on which he served. The Company has no policy regarding director attendance at annual stockholder meetings; however, all directors attended the Company’s 2007 annual meeting of stockholders.

Independent Directors and their Committees

     3 of the 5 members of the Board, Messrs. Atherton, Martin and Stickney, are “independent directors” as defined by applicable Securities and Exchange Commission (“SEC”) rule and American Stock Exchange (“AMEX”) listing standards. The Board maintains separately-designated standing Nominating and Governance, Audit, and Human Resources Committees, the members of which are all independent directors, as described below. Messrs. Atherton and Martin also serve as the Lead Independent Director and Alternate Lead Independent Director, respectively.

Audit Committee

     The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. The Audit Committee consults with the Company’s independent auditors and management with respect to the adequacy of internal controls, the Company's audited and interim financial statements before they are made public, and is responsible for retaining, determining the compensation of, overseeing and terminating accounting firms that provide audit, review, attest and other services for the Company. The Audit Committee’s Charter is not available on our website, but is attached as Appendix B to this Revised Proxy Statement. The Audit Committee currently is comprised of Messrs. Atherton, Martin and Stickney. The Board has determined that Mr. Atherton is an “audit committee financial expert” as defined by the applicable SEC rule. The Audit Committee met 4 times during fiscal 2008. See the documentation referred to in “Director and Nominee Backgrounds”, above, for information regarding Mr. Atherton’s experience that is relevant to serving as an audit committee financial expert.

Human Resources Committee

     The Human Resources Committee is responsible for determining and approving the compensation payable to the Company’s Named Executive Officers, currently, Theodore Charles, Timothy Murphy and Steven Preskenis. The Committee is also responsible for reviewing and approving employment agreements and severance and change of control arrangements for these officers, and administers and oversees the Company’s equity incentive plans including grants made thereunder. The Committee’s Charter is not available on our website, but is attached as Appendix C to this Revised Proxy Statement. The Committee, which met 3 times during fiscal 2008, is comprised of Messrs. Martin and Atherton.

Nominating and Governance Committee

     The Nominating and Governance Committee is responsible, among other things, for identifying persons well qualified to become Board members, and recommending them to the Board as nominees for election at the next annual meeting of shareholders or to fill vacancies. The Committee also is responsible for recommending to the Board changes in the Company’s corporate governance guidelines, including policies and procedures for review, approval or ratification of transactions with related parties required to be reported under SEC rules. The Committee’s Charter is not available on our website, but is attached as Appendix D to this Revised Proxy Statement. The Committee, which met twice during fiscal 2008, currently is comprised of Messrs. Atherton, Martin and Stickney.

Director Nomination Process

     In evaluating the suitability of candidates for election or re-election as directors, the Committee considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishments. The Committee also evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company’s business and represent shareholder interests. In determining whether to recommend a director for re-election, the Committee considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

     The Nominating and Governance Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to the attention of the General Counsel of the Company.

Communications with the Board

     Stockholder desiring to send communications, other than proposals for stockholder meetings, to the Board or individual directors should address such communications to the Company’s Secretary, who will forward such communications to the full Board, or individual directors, as deemed appropriate by senior management.

Transactions with Related Person

     Information concerning transactions between the Company and the Chief Executive Officer is set forth in Appendix A under the heading “Certain Relationships and Related Transactions”.

Beneficial Ownership of Securities

     Information as of June 30, 2008 concerning the Named Executive Officers, directors, nominees, and major stockholders of the Company are set forth in Appendix A under the heading “Security Ownership of Certain Beneficial Owners and Managers and Related Stockholder Matters” including, without limitation, name, address and beneficial ownership of the Company’s Common Stock and options to acquire such stock, both in number of shares and as percent of class (such information being the same as therein indicated to be as of June 19, 2008).

Reporting of Beneficial Ownership

     Information concerning compliance by directors, officers and major stockholders of the Company with Section

16(a) of the Exchange Act, which requires reporting of information regarding their beneficial ownership of Company securities, is set forth in Appendix A under the heading “Directors, Executive Officers and Corporate Governance – “Compliance with Section 16(a) of the Exchange Act”.

Executive and Director Compensation

     Compensation of the Company’s Named Executive Officers is determined and approved solely by the Human Resources Committee (see “Human Resources Committee”, above), without delegation of authority, after considering the recommendations of the Chief Executive Officer. Independent director compensation is determined and approved solely by the Board, without delegation of authority, after considering the recommendations of the Nominating and Governance Committee. Non-independent directors receive no compensation for serving as such. To date, neither of said committees, nor the Board, has engaged the services of an independent compensation consultant in connection with such deliberations, although each has the authority to do so in its discretion. Decisions regarding executive and director compensation in the past have been based primarily upon such criteria as the importance and value of the individual to be compensated, historical Company performance, the cash and earnings position of the Company, and perceived peer group compensation standards. In the future, although these and other factors may still be considered when determining executive and director compensation, the Company intends to place increased emphasis upon the establishment of well defined and mutually agreed Company and individual goals and objectives over defined time periods, and the objective measurement of performance with respect to such goals and objectives

     Further information concerning executive and director compensation arrangements is set forth in Appendix A under the heading “Executive Compensation”, including, without limitation, fiscal 2008 compensation, employment agreements and outstanding equity awards of the Named Executive Officers, and compensation of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITS NOMINEES FOR DIRECTOR.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed, with Board ratification, the firm of UHY, LLP (“UHY”) to serve as our independent public accountants for the fiscal year ending March 31, 2009. UHY served as our independent public accountants for fiscal 2008 and is considered to be well qualified by the Committee, the Board and our management. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of UHY, the Company may reconsider the appointment. Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if the Committee believes that such a change would be in the best interest of the Company and its stockholders. No representatives of UHY are expected to attend the Meeting.

     Information regarding the Company’s relationship with its independent public accountant is set forth in Appendix A under the heading “Principal Accountant Fees and Services” including, without limitation: (i) fees paid for services provided by said accountant during the last 2 fiscal years, (ii) Audit Committee pre-approval policies and procedures for engaging accounting services, (iii) procedures for engaging accounting services without such pre-approval, and (iv) the percentage of independent public accountant fees (other than Audit Fees) that were incurred during the last 2 fiscal years in conformity with said non pre-approval procedures.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF UHY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

OTHER MATTERS

     As of the date of this Revised Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

ANNUAL REPORT TO STOCKHOLDERS / FORM 10-K

     The Company's Annual Report to its stockholders for fiscal 2008 (which includes a reproduction of the Company’s Form 10-K, as filed with the SECURITIES AND EXCHANGE COMMISSION) was mailed to all stockholders concurrently with the original Proxy Statement for the annual meeting. Additional copies of the Form 10-K (excluding exhibits), as filed with the SEC, may be obtained at no cost by writing to the Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. Additional copies of exhibits listed in the Form 10-K are available upon written request to the Corporate Secretary at a nominal charge to cover printing and mailing. The Form 10-K also may be accessed on the Internet at http://www.investorscapital.com and at http:/www.sec.gov.

PROPOSALS FOR NEXT ANNUAL MEETING

     No person who intends to present a proposal for action at the 2009 annual stockholders meeting of the Company may seek to have the proposal included in the Board of Directors’ proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, (b) has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under applicable state law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the Board of Directors’ proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 19, 2009. However, if the date of such meeting is changed by more than 30 calendar days from August 20, 2009, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     A person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the rules of the Securities and Exchange Commission (the “SEC”) relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

     The Company will be permitted to vote proxies in its discretion on any proposal properly coming before the Company's 2009 annual meeting of stockholders if the Company:

  does not receive notice of the proposal on or before June 23, 2009, or receives notice of the proposal no later than June 23, 2009 and advises stockholders in its proxy statement about the nature of the matter and how the Company intends to exercise its discretion to vote on such matter, all except as otherwise provided by applicable SEC rules.

     Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's Secretary, Steven C. Preskenis, Esq., Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

By order of the Board of Directors,

Theodore E. Charles Chairman of the Board and Chief Executive Officer

Appendix A

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Directors and Executive Officers

     The following sets forth, as of June 19, 2008, certain information with respect to the directors and executive officers of the Company and persons who make or are expected to make significant contributions to the business of the Company:

     Theodore E. Charles, age 65, has served as a director of the Company since July 1995. A founder of Investors Capital Holdings, Mr. Charles has served as the Company’s chairman of the board, chief executive officer and president since its inception in 1995. Mr. Charles also has served as the chief executive officer of our subsidiaries, Investors Capital Corporation (“ICC”) and Eastern Point Advisors, Inc (“EPA”) since their founding in 1994 and 1995, respectively. Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts from 1997 to 2001 and served on the Advisory Board of Danvers Savings Bank from 2001 to 2003. Mr. Charles currently holds various securities licenses, including series 6, 63, 7 and 24, has been a member of the Financial Planning Association since 1985 and formerly served as Chairman of the Shareholder Advisory Board of Life USA Insurance Company.

     Timothy B. Murphy, age 43, has served as a director of the Company since July 1995. A founder of the Company, Mr. Murphy has served as executive vice president, treasurer and chief financial officer of the Company since its inception, and as president of its subsidiaries, ICC and EPA, since their respective inceptions. He entered the securities industry in 1991 as an operations manager in the Boston regional office of Clayton Securities. By 1994, he was serving as compliance officer of Baybanks Brokerage and a vice president of G.R. Stuart & Company, another brokerage firm. Mr. Murphy holds various securities licenses including series 4, 7, 24, 27, 53, 63 and 65.

     William J. Atherton, age 69, has served as a director since November 2004. Since 2004, Mr. Atherton has been managing director of the Atherton Group, consulting on relationships between insurers, investment and product managers, and distributors in the variable annuity industry. From 1997 until his retirement in 2004, Mr. Atherton was the first President of Ameritas Variable Life Insurance Company, a joint venture between Ameritas Life Insurance Corp. of Lincoln, Nebraska, and AmerUs Life Insurance Corp. of Des Moines, Iowa. Mr. Atherton has been a senior executive in the annuity business since 1985, when he formed North American Security Life (NASL) in Boston, a variable annuity subsidiary of North American Life Assurance of Toronto. Mr. Atherton has been the president and a director of two Variable Insurance Trusts and recently received the John D. Marsh Memorial Award as a 2003 inductee into the NAVA Hall of Fame.

     Robert Martin, age 40, has served as a director since July 2005. Mr. Martin has been the owner and president of Mercury Brewing Company of Ipswich, Massachusetts since acquiring and renaming Ipswich Brewing Company in 1999. Mercury Brewing is a renowned brewer of ales, lagers and sodas. A graduate of Rensselaer Polytechnic Institute, Mr. Martin holds a degree in Architecture and practiced in the Boston area in the 1990’s prior to his employment at the brewing company. In addition to being a successful businessman, Mr. Martin builds fine furniture and participates in endurance athletic events such as the Iron Man Triathlon and Ultra Marathons.

     Arthur Stickney, age 73, has served as a director since August 2004. From 1970 through 2003, Mr. Stickney served as the head of Stickney Associates, a marketing and advertising company whose clients included such brand companies as Alex Brown, Bessemer Trust, Fidelity Investments, Fiduciary Trust, StockCross and Tucker Anthony. Mr. Stickney also served as a partner in charge of business development for Hill Holiday in the late 1960’s, as well as New England and Canadian Advertising Manager for The Wall Street Journal.

     Steven C. Preskenis, age 38, has served as Chief Operating Officer of ICC, and has performed similar policy-making functions for ICH, since February 2006. Mr. Preskenis, who joined the Company in August 2000 as a compliance attorney, also has served as General Counsel of ICC, and has performed similar functions for ICH, since March 2003, and has served as Secretary of ICH since September 2005. Prior to joining ICC in August 2000, Mr. Preskenis served as an Alternative Dispute Resolution attorney with John Hancock Life Insurance Company commencing in 1998. Mr. Preskenis is a member of the Massachusetts Bar and a graduate of Suffolk University Law School. Mr. Preskenis currently holds securities licenses, including series 7 and 24.

Compliance with Section 16(b) of the Exchange Act

     Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or “groups” of persons, who own more than 10% of a registered class of the Company’s equity securities (collectively, “Covered Persons”) to file with the Securities and Exchange Commission, The American Stock Exchange and the Company, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it or filed with the SEC and available on EDGAR, and upon any written representations of Covered Persons that no other reports were required, the Company believes that Covered Persons have failed to meet such filing requirements as follows:

     During the fiscal year ended 2008, the Company’s CEO, Theodore E. Charles, filed one late report on Form 4 relating to 19 transactions involving the sale of a total of 10,800 shares of Company common stock over a period of 43 days.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to Messrs. Charles, Murphy and Preskenis (the “Named Executive Officers”) during the fiscal years ended March 31, 2008 and 2007 for all services rendered in all capacities to the Company and its subsidiaries. The stock awards compensation disclosed in the table is comprised of compensation recognized with respect to the granting to the Named Executive Officers and vesting of the following Company common stock:

(i) stock granted on June 12, 2006 to Messrs. Charles, Murphy and Preskenis under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) in the amounts of 100,000, 100,000 and 25,000 shares, respectively. One half of the shares awarded to each Named Executive Officer were vested at grant, and the remainder are scheduled to vest in equal annual installments on the first five annual anniversaries of the grant date.

(ii) stock granted on February 13, 2008 to Messrs. Charles and Murphy under the Company’s 1996 Stock Incentive Plan in the amounts of 125,000 and 93,750 shares, respectively, and to Mr. Preskenis under the 2005 Plan in the amount of 31,250 shares. One half of the shares awarded to each Named Executive Officer were vested at grant, and the remainder are scheduled to vest in equal monthly installments on the first twelve monthly anniversaries of the grant date.

	Fiscal				All
	Year			Stock	Other
Name and Principal	Ended	Salary	Bonus	Awards	Compensation	Total
Position	March 31,	($)	($)	($) (1)	($) (2)	($)

Theodore E. Charles	2008	400,000	200,000	411,865	448,056	$ 1,459,921
Chief Executive Officer	2007	400,103	150,000	227,182	246,415	$ 1,019,277

Timothy B. Murphy	2008	300,000	150,000	323,727	299,389	$ 1,073,115
Chief Financial Officer	2007	300,105	100,000	218,696	175,428	$ 794,229

Steven C. Preskenis	2008	200,000	75,000	103,826	131,441	$ 510,267
Chief Operating Officer
& General Counsel, ICC	2007	200,106	15,000	52,849	50,576	$ 318,531

1. The dollar amount shown for each stock award included in the above table equals the amount recognized for financial statement reporting purposes, being the number of shares vested at March 31, 2008 times the closing price of the Company’s common stock on the American Stock Exchange on the date of grant.

2. All Other Compensation consists of the following items:

		Life		Gross-ups
	Fiscal Year	Insurance	401(k)	for payment	Commissions
	Ended	Premiums	Contribution	of taxes	Earned
Name and Principal Position	March 31,	($)	($)	($) (1)	($)

Theodore E. Charles	2008	$ 60,527	$ 15,563	$ 367,273	$ 4,693
Chief Executive Officer	2007	37,511	15,373	193,531	$ 4,063

Timothy B. Murphy	2008	1,697	15,500	282,192	-
Chief Financial Officer	2007	1,397	17,374	156,657	-

Steven C. Preskenis	2008	162	9,346	121,933	-
Chief Operating Officer &	2007	-	10,250	40,326	-
General Counsel, ICC

1. The listed gross-up amounts were authorized to reimburse the Named Executive Officers for federal and state taxes payable on cash and stock bonuses awarded to them.

Executive Employment Agreements

     On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, which have not been terminated, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively, subject to upward adjustments at the discretion of the Compensation Committee or the Board, taking into account such factors as increases in the cost of living adjustments as well as individual and/or Company performance. Their current annual base salaries are $400,000 and $300,000, respectively. In addition, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program for them. Such proposals may or may not be accepted by the Compensation Committee or the Board, acting with the affirmative vote of a majority of the independent members and without the participation or vote of Messrs. Charles and Murphy.

     If the Company fails to renew the employment term or terminates the employment of Mr. Charles, either with or without cause, or if he resigns for just cause, Mr. Charles is entitled to receive sixty (60) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     If the Company fails to renew the employment term or terminates the employment of Mr. Murphy, either with or without cause, or if he resigns for just cause, Mr. Murphy is entitled to receive thirty-six (36) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     In the event of a “change in control” Messrs. Charles and Murphy are entitled to (i) acceleration, subject to certain conditions, of the exercisability of any stock options they may hold and to (ii) payment of any bonuses for the then current fiscal year under any bonus plans then in effect for their benefit as if fully earned. Further, the Company agreed to reimburse both of them for any excise taxes paid by them as “excess parachute payments” under Section 280G of the Internal Revenue Code (iii) on said change of control benefits and (iv) on any such reimbursement. As defined in the agreements for Messrs. Charles and Murphy, a "change in control" is deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the Company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors of the Company immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company

     The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

     On May 2, 2008, the Human Resources Committee of the Board of Directors ratified, approved and made effective an employment agreement between Investors Capital Corporation, a wholly owned subsidiary of Registrant (“ICC”), and Steven C. Preskenis providing for his continued employment as Chief Operating Officer and General Counsel of ICC until terminated upon notice by either party as of March 1, 2009 or any anniversary thereof occurring any whole multiple of two years after said date, provided that the agreement may be terminated at any time either by ICC for “Cause” (as defined therein), disability or death, or upon Mr. Preskenis’s “resignation for just cause” (as defined therein).

     In the event of termination by ICC, or by Mr. Preskenis due to resignation for just cause, Mr. Preskenis is entitled to receive: (i) base salary earned to date of termination, (ii) reimbursement of incurred business expenses, (iii) twenty-four months (or twelve months, if termination is by ICC for Cause) of base salary (at the rate applicable as of date of termination) payable on such date or dates as base salary would have been paid but for such termination, (iv) medical, dental, life and disability insurance benefits during said twenty-four or twelve month period, (v) any unpaid bonus earned with respect to the immediately prior fiscal year and (vi) the pro rata portion of any bonus payable with respect to the then-current fiscal year.

     Under his agreement, Mr. Preskenis is entitled to receive a base salary of $200,000 per year (subject to cost of living increases and any increases granted at the discretion of the Company’s Board of Directors) and to participate in such annual bonus, equity incentive plans or other incentive compensation programs as may be authorized from time to time by the Board for Mr. Preskenis or generally for senior executives or persons of similar position with the Company and its subsidiaries.

     Under the Preskenis agreement and subject to certain conditions, in the event of a “change of control”: (i) any stock options held by Mr. Preskenis will become immediately exercisable, (ii) any Registrant common stock held by Mr. Preskenis subject to vesting conditions will immediately vest, (iii) Mr. Preskenis will be entitled to any bonuses for the then-current fiscal year under any bonus plans then in effect as if fully earned, and (iv) Mr. Preskenis will be reimbursed, on a grossed up basis, for any excise taxes he may owe as “excess parachute payments” under Section 280G of the Internal Revenue Code.

     Under the Preskenis agreement, a “change of control” is deemed to occur if (i) a third person or group directly or indirectly becomes the beneficial owner of Registrant’s securities representing a majority of votes that may be cast for directors of Registrant, or (ii) in connection with a tender or exchange offer, merger, consolidation or other business combination, sale of assets or contested elections, or combination thereof, the persons who were directors of the Company immediately prior to such transaction(s) cease to constitute a majority of directors of the Company or of any successor to the Company.

Outstanding Equity Awards At Fiscal Year-End

     The following table sets forth information as of March 31, 2008 regarding unexercised stock options and non-vested stock resulting from prior awards by the Company to the Named Executive Officers. Said officers did not possess any unvested equity incentive plan awards as of said date.

	Option Awards				Stock Awards

	Number	Number			Number	Market
	of	of			of Shares	Value of
	Securities	Securities			of Stock	Shares
	Underlying	Underlying			That Have	of Stock
	Unexercised	Unexercised	Option		Not	That Have
	Options	Options	Exercise	Option	Vested	Not
	(#)	(#)	Price	Expiration	(#) (1)	Vested
Name	Exercisable	Unexercisable	($)	Date		($)

Theodore E. Charles					97,292	$460,191

Timothy B. Murphy	150,000	0	$1.00	None
Timothy B. Murphy					82,969	$392,443

Steven C. Preskenis					24,323	$115,048

(1) 40,000, 40,000 and 10,000 unvested shares listed as being held by Messrs. Charles, Murphy and Preskenis, respectively, vest in four equal annual installments on the 12th day of June of 2008 through 2011. The remaining 57,292, 42,969 and 14,323 unvested shares listed as being held by Messrs. Charles, Murphy and Preskenis, respectively, vest in eleven equal monthly installments on the 13th day of April 2008 through February 2009.

Director Compensation

     The following table sets forth information concerning the compensation for the fiscal year ended March 31, 2008 of the Company’s directors who are not Named Executive Officers.

Name (1)	Fee Earned or	Stock Awards (3)	Total
	Paid in Cash (2)	($)	($)
	($)

William J. Atherton	$6,000	$0	$6,000
Robert Martin	$6,000	$0	$6,000
Arthur Stickney	$4,500	$0	$4,500

1.	All compensation received as a director by Named Executive Officers is disclosed in the Summary Compensation Table, infra, and accordingly is not disclosed in this table.

2.	Directors who are not employees received $1,500 in cash compensation for their attendance in person at each meeting of the Board of Directors. Our audit committee financial expert and chairman of the Audit Committee, William J. Atherton, received an additional $2,500 per year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The following information is provided as of March 31, 2008 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

	Equity Compensation Plan Information

			Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding option,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)

Equity compensation
plans approved by
security holders	81,425	$3.93	654,130

Equity compensation
plans not approved
by security holders	150,000	$1.00	none

Total	231,425	$2.03	654,130

     The following table presents information regarding beneficial ownership of our common stock as of June 19, 2008 by: (1) each person (including any group, as defined in Section 13(d)(3) of the Exchange Act) who is known to the Company to own beneficially more than five percent (5%) of our outstanding common stock, (2) the Named Executive Officers, (3) each director and nominee, and (4) all director/nominees and Named Executive Officers as a group.

Name of	Number of Shares	Percent Beneficially Owned
Beneficial Owner	Beneficially Owned

Theodore E. Charles	3,225,820	49.35%
“Robino Stortini” group (1)(2)	782,304	11.97%
Timothy B. Murphy	482,182	7.21%
Arthur Stickney	5,667	*
William Atherton	4,000	*
Robert Martin	2,000	*
Steven C. Preskenis, Esq.	57,250	*
All directors/nominees and executive
officers as a group (6 Persons)	3,776,919	56.50%

* Less than 0.1%.
(1)	From Form 4 filed with SEC on January 8, 2008.

(2)	Includes shares held by a “group” reported to be comprised of: Robino Stortini Holdings LLC (753,491 shares); Michael Stortini; RSSI Investment Advisors; LLC, RSSIAM, LLC; Charles J. Robino; and Robino Stortini Holdings II, LLC.

        The persons named in the above table have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as otherwise indicated. 278,000 shares attributed in the above table to Mr. Charles are held by Mr. Charles as trustee of a charitable trust, and Mr. Charles denies any beneficial interest therein. The shares attributed to Mr. Charles do not include a total of 383,000 shares held by his spouse and children. Mr. Murphy holds immediately exercisable options to purchase 150,000 shares of common stock from the Company. The shares underlying these options are included in the number of shares attributed to Mr. Murphy in the above table.

     The business address of Messrs. Charles, Murphy and Preskenis is c/o Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The business address of Mr. Martin is c/o Mercury Brewing Company, 23 Hayward Street, Ipswich, Massachusetts. Correspondence to Messrs. Stickney or Atherton may be directed to the above address for Investors Capital Holdings, Ltd. attention of the Secretary, who will promptly forward same to the intended recipient. All of the members of the “Robino Stortini” group report an address of 102 Robino Court, Suite 101, Wilmington, DE 19804.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our principal executive offices, comprised of several office condominiums, are located in a 9,068 square foot facility at 230 Broadway, Lynnfield, MA. The Company also maintains an investment center in a 2,132 square foot facility at 218 Boston Street, Topsfield, MA. Both of these properties are leased from entities owned and controlled by the CEO and principal stockholder of ICH, Ted Charles, for a combined annual rent of $291,200. The Company believes the annual rent amounts are consistent with current market rates for comparable space in the same geographic areas. These leases were renewed and modified on April 1, 2007 and will expire on March 31, 2012.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

     The aggregate fees billed for fiscal years ended March 31, 2008 and 2007 for professional services rendered by the Company's principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Registrant’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years totaled $234,344 and $239,874, respectively.

Audit-Related Fees

     The aggregate fees billed totaled $0 for both fiscal years ended March 31, 2008 and 2007 for assurance and related services by the Company's principal accountant.

Tax fees

     The aggregate fees billed in fiscal years ended March 31, 2008 and 2007 for professional services rendered by the Company's principal accountant for tax compliance, tax advice, and tax planning (other than as disclosed above) totaled $0 and $800, respectively. Said services included costs incurred to facilitate the transfer of work papers to a third party tax return preparer in fiscal 2007.

All Other Fees

     In fiscal years ended March 31, 2008 and 2007 the Company was not billed for other fees by our principal accountant for services other than those disclosed above.

Engagement of Accounting Services

     All audit and non-audit services provided to the Company by accountants, including its independent auditor, must be approved by the Audit Committee prior to the rendering of services unless the following conditions are met:

  The services are not recognized by the Company at the time of engagement to be non-audit services;
  The total amount of such services is less than or equal to 5% of the total amount of compensation paid by the Company to the independent auditor during the fiscal year in which the services are provided; and

  The services are brought promptly to the attention of the Audit Committee and approved by the Committee, or by one or more members thereof who are members of the board of directors who have been delegated approval authority, prior to the completion of the annual audit.

     All other permitted services must be pre-approved by either the Audit Committee or a delegate of the Audit Committee. If pre-approval is obtained from a delegate of the Audit Committee, the service may be performed provided that the service must be presented to the Audit Committee at the next scheduled meeting.

     In determining whether or not to approve non-audit accounting services from the Company’s independent auditor, the Audit Committee considers whether the provision of such services is compatible with maintaining the independence of the auditor.

     100% of the cost of accountant services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees”, above, were incurred in conformity with the requirements set forth above respecting circumstances where there is no Audit Committee pre-approval.

Appendix B

Investors Capital Holdings, Ltd. AUDIT COMMITTEE CHARTER

A. Overview

The Audit Committee shall be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Auditors. The Committee shall be directly responsible for the appointment, termination, compensation and oversight of the work of any registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for the Company (the “Auditors”), including the resolution of disagreements between management and the Auditors regarding financial reporting. The Auditors shall report directly to the Committee. However, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Auditors.

Communications. The Committee shall ensure that free and open communications are maintained between the Committee, the Auditors, management and the Board of Directors, and may request any officer, employee or outside counsel of the Company or Auditors to attend any meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Complaints. The Committee shall establish procedures for:

  The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
  The confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Resources. The Committee shall have the authority to engage independent counsel, accountants, consultants and other advisors as it determines necessary to carry out its duties. The Committee shall be provided appropriate funding, as determined by the Committee, for payment of compensation to Auditors, compensation to the above-mentioned advisors, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B. Membership and Meetings

The Committee shall have at least three members, all of whom shall be Directors of the Company. The Committee members shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee and shall serve at the pleasure of the Board. In conformity with the rules of the American Stock Exchange and Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder, the Committee members shall meet the following requirements:

(i) each member must satisfy the independence standards set forth in the Company’s Director Independence Standards, as the same is modified from time to time;

(ii) each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three years;

(iii) each member must be able to read and understand fundamental financial statements, including company’s balance sheet, income statement, and cash flow statement; and

(iv) at least one member is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K is presumed to qualify as financially sophisticated.

The Committee shall meet at least quarterly, and meetings shall be chaired by a Chairman selected by the Committee members and, in his absence, by a person selected by the Chairman of the Board and shall, from time to time as appropriate, report to the Board on such matters as the preparation, quality and integrity of the Company’s financial statements and the performance of the Auditors.

C. Duties and Responsibilities

The Audit Committee shall:

1. (i) Annually evaluate the Committee’s performance and compliance with this Charter and review and reassess the adequacy of this Charter and (ii) from time to time recommend any proposed Charter changes to the Board for approval. This Charter, as revised from time to time, shall be publicized at least every three years in accordance with SEC regulations.

2. Review the Company’s annual audited and quarterly financial statements with management and the Auditors, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee shall make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3. Review and discuss proposed earnings press releases and financial information and earnings guidance provided to analysts and rating agencies. Such discussions and review may, in the discretion of the Committee, be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made).

4. Receive timely reports from the Auditors of (i) critical accounting policies and practices to be used in producing financial statements and (ii) alternative treatments of financial information within generally accepted accounting principles for policies and procedures relating to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors. Review material written communications between the Auditors and management.

5. Review an analysis prepared by management and the Auditors of significant financial reporting issues and judgments made in connection with the preparation of each of the Company’s periodic financial statements.

6. Review with the Auditor problems or difficulties the Auditors may have encountered and any management letter provided by the Auditors and the Company’s response. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

7. In consultation with management and the Auditors, consider the integrity of the Company’s financial reporting processes and controls.

8. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Auditors or management.

9. Review annually the effect of regulatory and accounting initiatives on the Company’s financial statements.

10. Review annually the effect of off-balance sheet structures, if any, on the Company’s financial statements.

11. Appoint the Auditors and approve all audit engagement fees and terms with the Auditors, which firm shall be selected by and shall be directly accountable to the Audit Committee. The Committee is directly responsible for the oversight of the Auditors.

12. Evaluate the performance of the Auditors and, if so determined by the Audit Committee, replace the Auditors.

13. Pre-approve all engagements and compensation to be paid to the Auditors consistent. The pre-approval of engagements may be delegated to a single member of the Audit Committee.

14. Ensure the receipt of periodic formal written reports from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the Auditors on an annual basis with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors; and, as deemed appropriate by the Audit Committee, take appropriate action to satisfy itself of the independence of the Auditors.

15. At least annually review the Auditors’ internal quality control procedures; and review any material issues raised by the most recent internal quality control review, or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

16. Review the Auditors’ audit plan and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

17. Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 or other applicable authority relating to the conduct of each audit.

18. Review the appointment, performance and replacement of the senior internal accounting executive.

19. Annually, or as may be more frequently needed, review the budget, plan, changes in plan, activities, organization structure and qualification of the accounting department.

20. Prepare, with the assistance of the Company as requested, any Audit Committee reports required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement and/or annual report on Form 10-K.

21. Review with the Company’s counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

22. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Review the complaints received and handling of such complaints.

23. Review personal loans the Company has made to directors and executive officers.

24. Meet at least annually with the senior accounting executive, the general counsel, the Auditors, and management in separate executive sessions.

Revised September 20, 2007

Appendix C

Investors Capital Holding, Ltd. HUMAN RESOURCES COMMITTEE CHARTER

There shall be a committee of the Board of Directors (“Board”) of Investors Capital Holding, Ltd. (“Company”) known as the Human Resources Committee (“Committee”), which shall have and may exercise the purposes, powers and authority delegated to it in this Charter, and shall have the duties and responsibilities set forth herein and such other duties and responsibilities as are assigned to it from time to time by the Board.

Membership

The Committee shall consist of not fewer than two members. Each member of the Committee shall meet (i) the independence requirements of the Company’s Director Independence Standards, (ii) the requirements for a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) the requirements for an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The determination as to whether a particular Director satisfies the requirements for membership on the Committee shall be made by the Board. The Board shall appoint members of the Committee after considering the recommendations of the Nominating and Governance Committee. The Board shall have the power at any time to change the membership of the Committee.

Responsibilities

1. The Committee shall have direct responsibility to review and approve corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation. In determining the long-term incentive opportunities and awards for the CEO, the Committee will take into consideration the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs of comparable companies, and the awards given to the CEO in past years and such other factors as the Committee considers appropriate.

2. The Committee shall also determine and approve the salaries and annual and long-term incentive opportunities and awards for those persons that the Company determines to be its Named Officers other than the CEO (the “Senior Officers”). In determining the salaries and incentive opportunities and awards for the Senior Officers, the Committee will review the CEO’s assessment of the performance of the Senior Officers, and determine and approve the compensation levels for the Senior Officers based on their performance and the Company’s compensation strategies and principles, and such other factors as determined by the Committee.

3. The Committee shall oversee the Company’s policies on structuring compensation programs for the Named Officers to preserve their tax deductibility, and, as and when required, establish performance goals and certify that performance goals have been attained for purposes of Internal Revenue Code Section 162(m) or any successor provision of said Code.

4. As part of the process of determining the compensation program for each of the Named Officers, the Committee shall author and distribute to the Board a statement (a “Compensation Program Statement”) that includes all material elements of the compensation program and the reasons therefore, including, without limitation:

              (a) the objectives of the compensation program;

              (b) what the compensation program are designed to reward;

              (c) the elements of the compensation program;

        (d) why the Committee chose to pay each element of the compensation program;

          (e) how the amount paid for each element was determined (including, where applicable, the formula); and

          (f) how each compensation element and the decisions regarding that element fit into the overall compensation objectives and affect decisions regarding other elements.

5. Each Compensation Program Statement shall, to the extent both applicable and material, include any or all of the following information:

          (a) the policies for allocating between long-term and currently paid out compensation;

          (b) the policies for allocating between cash and non-cash compensation, and among different forms of non-cash compensation;

          (c) for long-term compensation, the basis for allocating compensation to each different form of award (such as relationship of the award to the achievement of the Company’s long-term goals, management’s exposure to downside equity performance risk, and correlation between cost to the Company and expected benefits to the Company)

          (d) how the determination is made as to when awards are granted, including awards of equity-based compensation such as options;

          (e) what specific items of corporate performance are taken into account in setting compensation policies and making compensation decisions;

          (f) how specific forms of compensation are structured and implemented to reflect these items of the Company’s performance, including whether discretion can be or has been exercised (either to award compensation absent attainment of the relevant performance goals(s) or to reduce or increase the size of any award or payout), identifying any particular exercise of discretion, and stating whether it applied to one or more specified Named Officers or to all compensation subject to the relevant performance goal(s);

          (g) how specific forms of compensation are structured and implemented to reflect the officer’s individual performance and/or individual contribution to these items of the Company’s performance, describing the elements of individual performance and/or contribution that are taken into account;

          (h) the policies and decisions regarding the adjustment or recovery of awards or payments if the relevant Company performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of the an award or payment;

          (i) the factors considered in decisions to increase or decrease compensation materially;

          (j) how compensation or amounts realizable from prior compensation are considered in setting other elements of compensation (e.g., how gains from prior option or stock awards are considered in setting retirement benefits);

          (k) with respect to any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) at, following, or in connection with any termination or change-in-control, the basis for selecting particular events as triggering payment (e.g., the rationale for providing a single trigger for payment in the event of a change-in-control);

          (l) the impact of the accounting and tax treatments of the particular form of compensation;

          (m) the Company’s equity or other security ownership requirements or guidelines (specifying applicable amounts and forms of ownership), and any policies regarding hedging the economic risk of such ownership;

          (n) whether the Company engaged in any benchmarking of total compensation, or any material element of compensation, identifying the benchmark and, if applicable, its components (including component companies); and

          (o) the role of executive officers in determining executive compensation.

6. The Committee shall review and advise the Board on total compensation policies for all employees other than Named Officers.

7. The Committee shall review and approve, for the Named Officers, employment agreements, severance arrangements, and change of control agreements or provisions, and any special or supplemental benefits, in each case as, when and if appropriate. The Committee shall approve any other change of control agreements or provisions, and periodically, shall review the costs to the Company of all change of control agreements and provisions for individuals.

8. The Committee shall (i) review and discuss with management the Compensation Discussion and Analysis (CD&A) to be included in the Company’s annual report on Form 10-K or proxy statement and determine whether to recommend to the Board of Directors that the CD&A be included in said annual report or proxy statement, and (ii) provide the compensation committee report for inclusion in said annual report or proxy statement that complies with the rules and regulations of the Securities and Exchange Commission.

9. With respect to incentive compensation and employee benefit plans and programs, e.g., supplemental and non-qualified pension, profit-sharing and equity-based incentive plans, (other than plans that are applicable only to Directors, as such, which shall be administered by the Nominating and Governance Committee) that, by their terms, are to be administered by the Board of Directors or the Committee (“Plans”), the Committee shall:

          (a) recommend to the Board the creation or amendment of Plans;

          (b) administer and oversee, generally, and exercise and perform any non-fiduciary power, authority, discretion or duty of the Board or the Committee under, the Plans including, without limitation, authorization of (i) the issuance or grant of equity-based awards (other than to Directors, as such, which shall be authorized by the Nominating and Governance Committee), (ii) the authorization or reservation of shares of common stock for issuance thereunder and (iii) the making of adjustments as the Committee deems necessary or equitable to reflect any stock split or other recapitalization.

The foregoing notwithstanding, the appropriate officers of the Company are authorized, upon notice to the Committee, to make amendments to the Plans on an ongoing basis as they shall deem advisable to facilitate the administration of the Plans without substantially altering the level of benefits provided or the cost of the Plans to the Company, or to conform the Plans to applicable laws or regulations

10. The Committee shall review and participate in executive development and long-range planning for orderly succession of senior executives, including contingency procedures for management succession in the event of the unexpected departure of senior executives.

11. The Committee shall periodically review and approve stock ownership guidelines for executives, if deemed appropriate by the Committee.

12. The Committee shall make regular reports to the Board.

13. The Committee shall annually review its own performance and make a report thereon to the Board.

14. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

15. The Committee may form and delegate authority to subcommittees or the Chair of the Committee when appropriate in its judgment.

16. The Committee shall have access to any members of management.

17. The Committee shall have the authority to retain and terminate, in its sole discretion, any compensation consultant used to assist in the evaluation of CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

18. The Committee shall have sole authority, upon reasonable advance notice to the CEO, to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or executive officer compensation and shall have sole authority, upon reasonable advance notice to the CEO, to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, in each case upon reasonable advance notice to the CEO.

Procedure

1. The Chair of the Committee shall be appointed by the Board after considering the recommendation of the Nominating and Governance Committee. In the absence of the Chair, the Chair or the Chairman of the Board shall ask another member to act as the Chair.

2. Meetings shall be held as determined by the Committee or upon call of the Chair, provided that the Committee shall meet at least twice per fiscal year, whether in person, telephonically or as otherwise permitted by the Company’s By-Laws. A majority of the number of Committee members shall constitute a quorum for the transaction of business.

3. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate.

Adopted September 20, 2007

Appendix D

     Investors Capital Holdings, Ltd.
NOMINATING AND GOVERNANCE COMMITTEE
CHARTER

A. Membership

The Committee shall consist of all of the independent members of the Board of Directors, such independence to be determined by reference to the Company’s Director Independence Standards. The Board shall appoint members of the Committee after considering recommendations of the Nominating and Governance Committee. The members of the Nominating and Governance Committee shall serve at the pleasure of the Board.

B. Authority and Responsibility

The Committee shall have the authority and responsibility to:

          (i) identify individuals well qualified to become Board members, and to recommend them to the Board as nominees for election at the next annual meeting of shareholders or to fill vacancies;

          (ii) develop and recommend to the Board the Company’s Corporate Governance Guidelines and amendments thereto;

          (iii) evaluate and report to the Board on the Board’s overall performance and effectiveness;

          (iv) recommend, for establishment by the Board of, policies and procedures for the review, approval or ratification of transactions with related parties required to be reported under Item 404(a) of Regulation S-K (or any successor rule), including, without limitation, the types of transactions that are covered thereby, the standards to be applied pursuant thereto, and the persons or groups of persons on the Board or otherwise who are responsible for applying such policies and procedures,

          (v) implementation and enforcement of the aforesaid policies and procedures respecting transactions with related parties,

          (vi) recommend to the Board the creation or amendment of, and administer incentive compensation and employee benefit plans and programs, e.g., supplemental and non-qualified pension, profit-sharing and equity-based incentive plans that, by their terms, are to be administered by the Board of Directors or the Committee (“Plans”) that are applicable only to Directors, as such;

          (vii) exercise and perform any non-fiduciary power, authority, discretion or duty of the Board or the Committee under, the Plans relating to the issuance or grant of equity-based awards to Directors, as such; and

          (viii) discharge such other duties and responsibilities as are assigned to it from time to time by the Board.

In exercising its authority and carrying out its responsibility:

1. The Committee shall develop qualification criteria and processes and practices for recruitment of potential candidates for Board members, and shall actively seek, interview and screen individuals to become Board members for recommendation to the Board. Candidates recommended to the Board shall meet the qualifications set forth in the Company’s Corporate Governance Guidelines.

The Committee shall periodically examine the characteristics, skills, and experiences appropriate for the Board as a whole and its individual members. In evaluating the suitability of candidates, the Committee shall consider many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishments. The Committee shall also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company’s business and represent shareholder interests. In determining whether to recommend a director for re-election, the Committee shall consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to the attention of the General Counsel of the Company.

2. The Committee shall have the responsibility to review and report to the Board with respect to:

          a. Orientation of new Directors and Director education.

          b. The optimum size of the Board.

          c. Nomination and election procedures and proxy materials specifically relating to candidates for Director.

          d. Board tenure guidelines.

          e. Conflicts of interest, including direct and indirect material transactions and relationships with Directors, and material interests, affiliations and relationships of officers.

          f. The independence of members of the Board and Board candidates.

          g. The performance of individual members of the Board.

          h. Recommendations for Board committee assignments.

          i. Information about the Company’s stockholders, their relationship with the Company and their major priorities.

          j. The Company’s directors’ and officers’ insurance program.

          k. Board compensation.

          l. The content of the Company’s Code of Ethics.

3. The Committee shall review and reassess at least annually the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

4. The Committee shall develop and regularly review the Board’s overall performance and effectiveness and make recommendations to the Board and Board committees on governance matters.

5. The Committee shall regularly review the process for self-evaluations by Board committees.

6. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Director candidates, and shall have the sole authority to approve the search firms fees and other retention terms.

7. The Committee shall have access to any members of management and such other external advisors as it deems appropriate in discharging its responsibilities.

8. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

9. The Committee shall recommend independent Directors for election by the Board as Presiding Director and Alternate Presiding Director.

10. The Committee may form and delegate authority to subcommittees or the Chair of the Committee where appropriate in its judgment.

C. Procedures

1. The Lead Independent Director shall be the Chairman of the Committee. In the absence of the Chair, the Chairman of the Board or acting Chairman of the Board may appoint an acting Chair of the Committee. The Chair of the Committee may invite any other member of the Board to serve as an alternate if needed to constitute a quorum.

2. Meetings shall be held as determined by the Committee or upon call of the Chair or acting Chair of the Committee. A majority of the number of the Committee members shall constitute a quorum for the transaction of business.

Revised September 20, 2007